SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                October 12, 2004
                                ----------------
                                 Date of Report
                        (Date of earliest event reported)


                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)



     DELAWARE                           0-21527                   06-1276882
------------------------         --------------------        -------------------
(State of Incorporation)       (Commission File Number)        (I.R.S. Employer
                                                             Identification No.)


                               680 Washington Blvd
                           Stamford, Connecticut 06901
                          ----------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


Check the appropriate box below if the Form 8-K s intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communicatins pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(c))

                            MEMBERWORKS INCORPORATED


Item 8.01. Other Events

Attached as exhibit 99.1 to this Current Report on Form 8-K is the unaudited pro forma condensed combined statements of operations for the year ended June 30, 2004. This exhibit updates the unaudited pro forma condensed combined statement of operations that was previously filed on a Form 8-K dated September 10, 2004.

Item 9.01. Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)  Financial Statements:
     None

(b)  Pro Forma Financial Information:
     Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2004. Notes to Unaudited Pro Forma Condensed Combined Statement of Operations.

(c) Exhibits:
     99.1 Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 30, 2004. Notes to Unaudited Pro Forma Condensed Combined Statement of Operations.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              MEMBERWORKS INCORPORATED
                             (Registrant)


Date:  October 12, 2004
                              By: /s/ Gary A. Johnson
                                  --------------------------------
                                  Gary A. Johnson, President and Chief Executive Officer